UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 20, 2017

Independent Bank Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400

McKinney, TX 75069-3257

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(972) 562-9004

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

Explanatory Note:

As reported in the Current Report on Form 8-K of Independent Bank Group, Inc., a Texas corporation (“Independent”), filed with the Securities and Exchange Commission (the “Commission”) on November 22, 2016 (the “November 22, 2016 8-K”), on November 21, 2016, Independent entered into an Agreement and Plan of Reorganization (the “Agreement”) with Carlile Bancshares, Inc., a Texas corporation (“Carlile Bancshares”), pursuant to which Carlile Bancshares would merge with and into Independent and Independent would continue as the surviving entity (the “Merger”). Upon the consummation of the Merger, the outstanding shares of Carlile Bancshares’ common stock would be exchanged for shares of Independent’s common stock. The ratio at which such exchange of shares of Independent common stock for such shares of Carlile Bancshares common stock would occur will be determined by means of a formula set forth in the Agreement (the “Merger Shares”). In connection with the offer and sale of the Merger Shares to the shareholders of Carlile Bancshares that will be deemed to occur in connection with the Merger, Independent will file with the Commission on the date of this Current Report on Form 8-K, a registration statement on Form S-4 pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission adopted thereunder (the “Securities Act Rules and Regulations”) to register such offer and sale of the Merger Shares (the “Merger Registration Statement”).

Independent is filing this Current Report on Form 8-K in order to file with the Commission the following consolidated financial statements of Carlile Bancshares and other information, which constitute Exhibit 99.1 to this Current Report on Form 8-K:

1.	the consolidated financial statements of Carlile Bancshares as of December 31, 2015 and 2014 and for each of the three years ended December 31, 2015 and the accompanying notes thereto (the “Carlile Bancshares Annual Consolidated Financial Statements”);

2.	the report of Crowe Horwath LLP, independent auditor, relating to their audit of the Annual Consolidated Financial Statements (the “Report of the Independent Auditor”);

3.	the unaudited consolidated financial statements of Carlile Bancshares as of September 30, 2016 and December 31, 2015 and for the three and nine months ended September 30, 2016 and 2015 and the accompanying notes thereto (the “Carlile Bancshares Interim Financial Statements”); and

4.	Carlile Bancshares’ management’s discussion and analysis of financial condition and results of operations relating to the Carlile Bancshares Annual Consolidated Financial Statements and the Carlile Bancshares Interim Financial Statements (the “Carlile Bancshares Management’s Discussion and Analysis”).

Independent anticipates that it will incorporate by reference this Current Report on Form 8-K and, therefore, the Carlile Bancshares Consolidated Financial Statements, the Report of the Independent Auditor, the Carlile Bancshares Interim Financial Statements, and the Carlile Bancshares Management’s Discussion and Analysis into the joint proxy statement/prospectus that forms a part of the Merger Registration Statement, the prospectus contained in each registration statement filed with the Commission by Independent under the Securities Act and the Securities Act Rules and Regulations prior to the date of this Current Report on Form 8-K that incorporates by reference the Current Reports on Form 8-K of Independent filed with the Commission after the filing of such registration statement with the Commission and each prospectus contained in any registration statement filed with the Commission by Independent under the Securities Act and the Securities Act Rules and Regulations after the date of the filing of this Current Report on Form 8-K with the Commission if such prospectus specifically incorporates by reference this Current Report on Form 8-K into such prospectus.

(d)	Exhibits. The following are exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

99.1*+	The Report of the Independent Auditor, the Carlile Bancshares Consolidated Financial Statements, the Carlile Bancshares Interim Financial Statements, and the Carlile Bancshares Management’s Discussion and Analysis

99.2*	Consent of Crowe Horwath LLP, independent auditors of Carlile Bancshares, Inc.

*	Filed herewith.
+	Schedules and/or exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Independent agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2017.

INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1*+	The Report of the Independent Auditor, the Carlile Bancshares Consolidated Financial Statements, the Carlile Bancshares Interim Financial Statements, and the Carlile Bancshares Management’s Discussion and Analysis

99.2*	Consent of Crowe Horwath LLP, independent auditors of Carlile Bancshares, Inc.

*	Filed herewith.
+	Schedules and/or exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Independent agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.